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                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

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                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                            MED-EMERG INTERNATIONAL, INC.
                (Exact name of Registrant as specified in its charter)

        Canada                                                    N/A
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(State of Incorporation)                                   (IRS Employer
                                                        Identification No.)

2550 Argentia Road                                           10022
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Suite 205                                                  (Zip Code)

Mississanga, Ontario, L5N 5R1

Canada

(Address of principal executive offices)


If this form relates to the              If this form relates to the
registration of a class of debt          registration of a class of debt
securities and is effective upon         securities and is to become effective
filing pursuant to General               simultaneously with the effectiveness
Instruction A(c)(1) please check         of a concurrent registration
the following box.  / /                  statement under the General
                                         Instruction A(c)(2) please
                                         check the following box.  / /


Securities to be registered pursuant to Section 12(b) of the Act:

Common Stock, no par value
Redeemable Common Stock Purchase Warrants

Securities to registered pursuant to Section 12 (g) of the Act: None

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Item 1.  Description of Registrant's Securities to be registered.

              The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Stock," and "DESCRIPTION OF SECURITIES" -- "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form F-1 (Registration No. 333-21899), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  Exhibits

              1.   Certificate of Incorporation of Registrant, as amended.*
              2.   Bylaws of Registrant.**
              3.   Warrant Agreement.***
              4.   Specimen Common Stock Certificate.****
              5.   Specimen Common Stock Purchase Warrant Certificate.*****

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*        Filed as Exhibit 3.1 to the Registrant's Registration Statement on
         Form F-1 (Registration No. 333-21899), as amended, and incorporated herein by reference.

** Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-21899), as amended, and incorporated herein by reference.

*** Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-21899), as amended, and incorporated herein by reference.

**** Filed as Exhibit 4.3 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-21899), as amended, and incorporated herein by reference.

***** Filed as Exhibit 4.4 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-21899), as amended, and incorporated herein by reference.

                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MED-EMERG INTERNATIONAL, INC.
                                       (Registrant)


Dated: February 6, 1998                 By: /s/ Carl Pahapill
                                           -----------------------------
                                                Carl Pahapill
                                                President and Chief
                                                Operating Officer